Exhibit 10.24





                                        September 6, 1995





       THE SECURITIES REPRESENTED HEREBY HAVE NOT
       BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
       AS AMENDED, OR THE SECURITIES LAW OF ANY STATE
       AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF
       EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
       STATEMENT UNDER SUCH ACT AND APPLICABLE STATE
       SECURITIES LAWS OR PURSUANT TO AN APPLICABLE
       EXEMPTION FROM THE REGISTRATION REQUIREMENTS
       OF SUCH ACT AND SUCH LAWS.


No. A-10                                           Warrant to Purchase 19,717
                                                  Shares of Class A Common Stock

                                  MEDICON, INC.

                      CLASS A COMMON STOCK PURCHASE WARRANT

          MEDICON, INC., an Illinois corporation (the "Company"), hereby
                                                       -------
certifies that for value received, Patrick Sager (the "Holder") is entitled to
                                                       ------
purchase, at any time specified in Section 2(a) hereof, subject to the terms and conditions hereinafter set forth, an aggregate of 19,717 fully paid and nonas-sessable shares of Class A Common Stock of the Company, at an exercise price of $.01 per share (the "Purchase Price").
                     --------------

          This Warrant is issued in connection with the Restructuring Agreement, dated as of the date hereof, among the Company, Whitney Subordinated Debt Fund, L.P. ("Whitney Debt Fund"), Whitney 1990 Equity Fund, L.P., a Delaware limited
       -----------------
partnership ("Whitney Equity Fund"), J.H. Whitney & Co., a New York limited
              -------------------
partnership ("Whitney"), Chemical Venture Capital Associates, a California
              -------
limited partnership ("CVCA," and together with Whitney Debt Fund, Whitney Equity
                      -----
Fund and Whitney, the "Investors"), Alan P. Mintz ("Mintz"), John E. Adams
                       ---------                    -----
("Adams"), Lawrence Rubinstein ("Rubinstein"), Alan Spiro ("Spiro"), Nancie
  -----                          ----------                 -----
Blatt ("Blatt"), James Zechman ("Zechman"), Sheldon Gulinson ("Gulinson") and
        -----                    -------                       --------
certain other parties thereto.

          1.   Definitions.  For the purposes of this Warrant, the following
               -----------
terms have the meanings indicated:

          "Business Day" shall mean any day other than a Saturday, Sunday or
           ------------
other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

          "Class A Common Stock" means the Class A Common Stock, no par value,
           --------------------
of the Company.

          "Class B Common Stock" means the Class B Common Stock, no par value,
           --------------------
of the Company.

          "Closing Price" shall mean, with respect to each share of Class A
           -------------
Common Stock for any day, (a) the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on the principal national securities exchange on which the Class A Common Stock is listed or admitted for trading or (b) if the Class A Common Stock is not listed or admitted for trading on any national securities exchange, the last reported sale price or, in case no such sale takes place on such day, the average of the highest reported bid and the lowest reported asked quotation for the Class A Common Stock, in either case as reported on the Automatic Quotation System of Nasdaq or a similar service if Nasdaq is no longer reporting such information.

          "Commission" means the Securities and Exchange Commission or any
           ----------
similar agency then having jurisdiction to enforce the Securities Act.

          "Common Stock" shall mean collectively the Class A Common Stock, the
           ------------
Class B Common Stock and any class or series of common stock of the Company authorized after the date of this Warrant, or any other class of stock resulting from successive changes or reclassifications of such Common Stock.

          "Company" has the meaning ascribed to such term in the first paragraph
           -------
of this Warrant.

          "Current Market Price" shall mean, with respect to the Class A Common
           --------------------
Stock on any date, the average of the daily Closing Prices per share of Class A Common Stock for the ten consecutive trading days commencing 15 trading days before such date. If on any such date the shares of Class A Common Stock are not listed or admitted for trading on any national securities exchange or quoted by Nasdaq or a similar service, the Current Market Price for such shares shall be the fair market value of such shares on such date as determined in good faith by a committee of disinterested members of the Board of Directors of the Company.

          "Exercise Date" has the meaning ascribed to such term in Section 2(d).
           -------------

          "Holder" has the meaning ascribed to such term in the first paragraph
           ------
of this Warrant.






























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








          "Initial Public Offering" shall mean the sale in an underwritten
           -----------------------
offering by the Company of its Common Stock pursuant to a registration statement on Form S-1 or otherwise under the Securities Act.

          "Nasdaq" shall mean the National Association of Securities Dealers,
           ------
Inc.

          "Net Cash Proceeds" shall mean, with respect to (x) any Initial Public
           -----------------
Offering, (i) the cash proceeds received by the Company or any subsidiary of the Company, minus (ii) reasonable brokerage commissions or underwriting fees and
         -----
other reasonable fees and expenses (including, without limitation, reasonable fees, charges and disbursements of counsel and reasonable fees and expenses of investment bankers) related to such Initial Public Offering or (y) any Sale Transaction, (i) the cash proceeds received by the Investors, minus
                                                              -----
(ii) brokerage commissions or underwriting fees and all other costs, fees and expenses of the Investors associated with such Sale Transaction (including, without limitation, fees, charges and disbursements of counsel and reasonable fees and expenses of investment bankers or other third party financial experts).

          "Person" shall mean any individual, firm, corporation, partnership,
           ------
trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Purchase Price" has the meaning ascribed to such term in the first
           --------------
paragraph of this Warrant.

          "Qualified Public Offering" means an Initial Public Offering by the
           -------------------------
Company with Net Cash Proceeds to the Company in excess of $30,000,000.00 and in respect of which the price per share of Common Stock sold in such Qualified Public Offering is at least $4.6441025 (subject to appropriate adjustment for any dividends, subdivisions, combinations or reclassifications of Common Stock). This implies, for example, that the aggregate value of the Investors' original equity investment will be at least $75,000,000.00 upon the closing of a Qualified Public Offering.

          "Qualified Sale Transaction" means a Sale Transaction in which (i) the
           --------------------------
senior subordinated promissory notes in the aggregate principal amount of $10,000,000.00 payable to Whitney Debt Fund and CVCA, together with all accrued and unpaid interest thereon, are repaid and (ii) the Investors receive Net Cash Proceeds in excess of $75,000,000.00 for the Series A Preferred Stock and Common Stock of the Investors.






























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








          "Sale Transaction" shall mean (i) any sale of the capital stock of the
           ----------------
Company owned by the Investors or (ii) any merger, consolidation, sale or other business combination involving the Company, in each case in one transaction or a series of transactions occurring prior to the consummation of an Initial Public Offering.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations of the Commission promulgated thereunder.

          "Series A Preferred Stock" means the Series A Convertible Preferred
           ------------------------
Stock, no par value, of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

          "Stockholders' Agreement" means the Stockholders' Agreement, dated as
           -----------------------
of November 3, 1994, among the Company and its stockholders, as amended from time to time in accordance with the terms thereof.

          2.   Exercise of Warrant.
               -------------------

               (a)  Exercise.  This Warrant may be exercised, in whole or in
                    --------
part, by surrendering to the Company at its principal office this Warrant, with the form of Election to Purchase Shares attached hereto as Exhibit A duly
                                                           ---------
executed by the Holder and accompanied by payment of the Purchase Price for the number of shares of Class A Common Stock specified in such form, but only on (i) the date of the consummation of a Qualified Public Offering and only if (x) the Company has consummated a Qualified Public Offering on or before June 30, 1997 or (y) the Company has filed a registration for an Initial Public Offering with the Commission on or prior to June 30, 1997, such Initial Public Offering is consummated on or before September 30, 1997 and such Initial Public Offering is a Qualified Public Offering or (ii) the date of the consummation of a Qualified Sale Transaction and only if (A) such Qualified Sale Transaction is consummated on or before June 30, 1997 or (B) definitive documentation for a Qualified Sale Transaction has been executed on or prior to June 30, 1997 and such Qualified Sale Transaction is consummated on or before September 30, 1997.

               (b)  Delivery of Shares; Payment of Purchase Price.  As soon as
                    ---------------------------------------------
practicable after surrender of this Warrant and receipt of payment the Company shall promptly issue and deliver to the Holder a certificate or certificates for the number of shares of Class A Common Stock set forth in the Election to Purchase Shares, in such name or names as may be designated by such Holder, along with a check for the amount of cash to be paid in lieu of issuance of fractional shares, if any. Payment of the Purchase Price shall be made in United States currency by cash or delivery of a certified check, bank draft or postal or express money order payable to the order of the Company.

               (c)  Partial Exercise.  If this Warrant is exercised for less
                    ----------------
than all of the shares of Class A Common Stock purchasable under this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver to the Holder a new Warrant of like tenor for the balance of the shares of Class A Common Stock purchasable hereunder.

               (d)  When Exercise Effective.  The exercise of this Warrant shall
                    -----------------------
be deemed to have been effective immediately prior to the close of business on the Business Day on which this Warrant is surrendered to and the Purchase Price is received by the Company as provided in this Section 2 (the "Exercise Date"),
                                                               -------------
and the Person in whose name any certificate for shares of Class A Common Stock shall be issuable upon such exercise, as provided in Section 2(b), shall be deemed to be the record holder of such shares of Class A Common Stock for all purposes on the Exercise Date.

          3.   Adjustment of Purchase Price and Number of Shares.  The Purchase
               -------------------------------------------------
Price and the number of shares of Class A Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time upon the occurrence of the following events:

               (a)  Dividend, Subdivision, Combination or Reclassification of
                    ---------------------------------------------------------
Common Stock.  If the Company shall, at any time or from time to time, (i)
- ------------
declare a dividend on the Common Stock payable in shares of its capital stock (including Common Stock), (ii) subdivide the outstanding Common Stock,
(iii) combine the outstanding Common Stock into a smaller number of shares, or
(iv) issue any shares of its capital stock in a reclassification of the Common Stock (excluding any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each such case, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date shall be proportionately adjusted so that the Holder of any Warrant exercised after such date shall be entitled to receive, upon payment of the same aggregate amount as would have been payable before such date, the aggregate number and kind of shares of capital stock which, if such Warrant had been exercised immediately prior to such date, such Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Any such adjustment shall become effective immediately after the record date of such dividend or the effective date of such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur. If a dividend is declared and such dividend is not paid, the Purchase Price shall again be adjusted to be the Purchase Price in effect immediately prior to such record date.

               (b)  De Minimis Adjustments.  No adjustment in the Purchase Price
                    ----------------------
shall be made if the amount of such adjustment would result in a change in the Purchase Price per share of less than $.01, but in such case any adjustment that would otherwise be required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which together with any adjustment so carried forward, would result in a change in the Purchase Price of $.01 per share. If the Company shall, at any time or from time to time, issue Common Stock by way of dividends on any stock of the Company or subdivide or combine the outstanding shares of the Common Stock, such amount of $.01 (as theretofore increased or decreased, if such amounts shall have been adjusted in accordance with the provisions of this clause) shall forthwith be proportionately increased in the case of a combination or decreased in the case of a subdivision or stock dividend so as appropriately to reflect the same. Notwithstanding the provisions of the first sentence of this Section 3(b), any adjustment postponed pursuant to this Section 3(b) shall be made no later than the earlier of (i) six months from the date of the transaction that would, but for the provisions of the first sentence of this Section 3(b), have required such adjustment or (ii) an Exercise Date.

          4.   Reorganization, Reclassification, Merger and Sale of Assets.  If
               -----------------------------------------------------------
there occurs any capital reorganization or any reclassification of the Common Stock of the Company, the consolidation or merger of the Company with or into another Person (other than a merger or consolidation of the Company in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of its Common Stock) or the sale or conveyance of all or substantially all of the assets of the Company to another Person, then the Holder will thereafter be entitled to receive, upon the exercise of this Warrant in accordance with the terms hereof, the same kind and amounts of securities (including shares of stock) or other assets, or both, which were issuable or distributable to the holders of outstanding Common Stock of the Company upon such reorganization, reclassification, consolidation, merger, sale or conveyance, in respect of that number of shares of Class A Common Stock then deliverable upon the exercise of this Warrant if this Warrant had been exercised immediately prior to such reorganization, reclassification, consolidation, merger, sale or conveyance.

          5.   Certificate as to Adjustments.  Whenever the Purchase Price and
               -----------------------------
the number of shares of Class A Common Stock issuable, or the securities or other property deliverable, upon the exercise of this Warrant shall be adjusted pursuant to the provisions hereof, the Company shall promptly give written notice thereof to the Holder, in accordance with Section 14, in the form of a certificate signed by the Chairman of the Board, President or one of the Vice Presidents of the Company, and by the Chief Financial Officer, Treasurer or one of the Assistant Treasurers of the Company, stating the adjusted Purchase Price, the number of shares of Class A Common Stock issuable, or the securities or other property deliverable, upon exercise of the Warrant calculated to the nearest cent or the nearest one one-hundredth of a share and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment is required.

          6.   Fractional Shares.  Notwithstanding an adjustment in the number
               -----------------
of shares of Class A Common Stock covered by this Warrant or any other provision of this Warrant, the Company shall not be required to issue fractions of shares upon exercise of this Warrant or to distribute certificates which evidence frac-tional shares. In lieu of fractional shares, the Company may make payment to the Holder, at the time of exercise of this Warrant as herein provided, of an amount in cash equal to such fraction multiplied by the Current Market Price of a share of Class A Common Stock on the Exercise Date.

          7.   Notice of Proposed Actions.  In case the Company shall propose at
               --------------------------
any time or from time to time (a) to declare or pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regularly scheduled cash dividend), (b) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, to effect any reclassification of its Common Stock, (d) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of the property, assets or business of the Company which would, if consummated, adjust the Purchase Price or the securities issuable upon exercise of the Warrants, or (e) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Holder, in accordance with Section 14, a written notice of such proposed action, which shall specify (i) the record date for the purposes of such stock dividend, distribution of rights or warrants, or if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution of rights or warrants is to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, disposition, liquida-tion, dissolution or winding up is expected to become effective, and such notice shall be so given as promptly as possible but in any event at least five (5) Business Days prior to the applicable record, determination or effective date specified in such notice.

          8.  No Dilution or Impairment.  The Company will not, by amendment of
              -------------------------
its Amended and Restated Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will at all times reserve and keep available the maximum number of its authorized shares of Class A Common Stock, free from all preemptive rights therein, which will be sufficient to permit the full exercise of this Warrant, and will take all such action as may be necessary or appropriate in order that all shares of Class A Common Stock as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

          9.  Replacement of Warrants.  On receipt by the Company of an
              -----------------------
affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Warrant (and in the case of any such mutilation, on surrender and cancellation of such Warrant), the Company at its expense will promptly execute and deliver, in lieu thereof, a new Warrant of like tenor; provided, however, that in the case of loss, destruction or theft, the Board of Directors of the Company may in its discretion require the Holder to indemnify the Company and give the Company a bond, in such sum and in such form and with such surety or sureties as it may direct.

          10.  Transfer.  Subject to the transfer conditions referred to in the
               --------
legend endorsed hereon and the transfer restrictions set forth in the Stockholders' Agreement, this Warrant and all rights hereunder are transferrable, in whole or in part, without charge to the Holder hereof upon surrender of this Warrant with a properly executed Form of Assignment attached hereto as Exhibit B at the principal office of the Company. Upon any partial
          ---------
transfer the Company will, at its expense, issue and deliver to the Holder a Warrant of like tenor in the name of the Holder, which shall be exercisable for such number of shares of Class A Common Stock with respect to which rights under this Warrant were not so transferred.

          11.  No Rights or Liability as a Stockholder.  This Warrant does not
               ---------------------------------------
entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder hereof to purchase Class A Common Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability to such Holder as a stockholder of the Company.

          12.  Charges, Taxes and Expenses.  Issuance of certificates for shares
               ---------------------------
of Class A Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax, or other incidental expense, in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Company.

          13.  Amendment or Waiver.  This Warrant and any term hereof may be
               -------------------
amended, waived, discharged or terminated only by and with the written consent of the Company and the Holder.

          14.  Notices.  Any notice or other communication (or delivery)
               -------
required or permitted hereunder shall be made in writing and shall be by registered mail, return receipt requested, telecopier, courier service or personal delivery to the Company at its principal office at 40 Skokie Boulevard, Northbrook, Illinois 60062-1618, and to the Holder at its address as it appears on the transfer books of the Company. All such notices and communications (and deliveries) shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

          15.  Certain Remedies.   The Holder shall be entitled to an injunction
               ----------------
or injunctions to prevent breaches of the provisions of this Warrant and to enforce specifically the terms and provisions of this Warrant in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such Holder may be entitled at law or in equity.

          16.  Governing Law.  This Warrant shall be governed by and construed
               -------------
in accordance with the laws of the state of Illinois, without regard to the principles of conflicts of law of such State.







































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








          17.  Headings.  The headings in this Warrant are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.


                          MEDICON, INC.



                          By   _________________________________
                               Name:
                               Title:

















                                      -10-